SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) JULY 13, 2001

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                            0-26321             98-0204105
(State or other jurisdiction of             (Commission         (IRS Employer
        incorporation)                      File Number)     Identification No.)

    14 INVERNESS DRIVE EAST, BUILDING H, SUITE 236, ENGLEWOOD, COLORADO 80112
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 483-0044

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         First Ecom.com, Inc. ("FECC") has acquired Series A Preferred Stock of Gasco Energy, Inc. ("Gasco") for $19,000,000. The Preferred Stock is convertible into 9,500,000 shares of Gasco Common Stock, has no fixed dividend rate and is entitled to a nominal liquidation preference. The Preferred Stock is entitled to vote along with the Gasco common stock and, for so long as at least half of the Preferred Stock remains outstanding, is entitled to 26% of the combined voting power of all the common stock and preferred stock. The Preferred Stock is also entitled to vote as a class on certain matters. Gasco may redeem the Preferred Stock after August 31, 2006 provided the Gasco common stock is trading at $2.00 per share or higher.

         The Stock Purchase Agreement pursuant to which FECC acquired the Preferred Stock contained customary representations and warranties regarding the validity of the Preferred Stock, the organization of Gasco, Gasco's capital structure, the presence of necessary consents, the truthfulness of Gasco's SEC filings, compliance with laws, absence of unrecorded liabilities, litigation and environmental problems, title to Gasco's assets and the composition of Gasco's board of directors. FECC made the usual representations to assure Gasco that an exemption from registration was available. Gasco agreed to deliver financial information to FECC, use the proceeds from the Preferred Stock for certain purposes, place a FECC designee on the Gasco board of directors and register the common stock issuable upon conversion of the Preferred Stock for resale. FECC agreed not to transfer the Preferred Stock or the common stock issuable upon exercise thereof for three years except under certain circumstances and except for 10% of such common stock per year. If FECC elects to sell under the 10% exception, it has given Gasco a right of first refusal on those sales. FECC also agreed to place a person designated by Gasco on FECC's board of directors. Two stockholders of Gasco have agreed to vote for FECC's designee as a director, have granted FECC rights to participate in sales of Gasco stock by them and have agreed not to form a group with any other person under certain circumstances.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the press release filed as
         Exhibit 99.1 to this Form 8-K.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable.

         (b)      Pro forma financial information:  Not applicable.

         (c)      Exhibits:

                  REGULATION

                  S-K NUMBER                         DOCUMENT

                          99.1              Press release dated July 13, 2001

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GASCO ENERGY, INC.


July 13, 2001                           By:      /S/ W. KING GRANT
                                           ------------------------------------
                                           W. King Grant
                                           Chief Financial Officer